                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         Ecology and Environment, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                              Lancaster, NY 14086

December 8, 2003

To Our Shareholders:

     On behalf of the Board of Directors, we cordially invite you to attend the 2004 Annual Meeting of the Shareholders of Ecology and Environment, Inc. The Annual Meeting will be held at the Radisson Hotel, 4243 Genesee Street, Cheektowaga, New York, on Thursday, January 15, 2004 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

     The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote "FOR" the re-election, a vote "FOR" the appointment of PricewaterhouseCoopers LLP as independent accountants and a vote "FOR" the adoption of the Ecology and Environment, Inc. 2003 Stock Award Plan. It is important that your views be represented whether or not you are able to be present at the meeting.

     We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

                                      Sincerely,

                                      GERHARD J. NEUMAIER
                                      Chief Executive Officer

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                              Lancaster, NY 14086

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:    January 15, 2004
Time:    9:00 a.m.
Place:   Radisson Hotel
         4243 Genesee Street
         Cheektowaga, NY

Purposes of Annual Meeting are:

     1. To elect the Board of Directors;

     2. To approve the appointment of PricewaterhouseCoopers LLP as Auditors.

     3. To approve the adoption of the Ecology and Environment, Inc. 2003 Stock Award Plan.

     4. To act on such other matters as may properly come before the meeting.

     Only Shareholders of record at the close of business on December 1, 2003 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

     A copy of our Annual Report to Shareholders is enclosed for your reference.

                                      By order of Board of Directors

                                      RONALD L. FRANK,
                                      Secretary

Lancaster, New York
December 8, 2003

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                           Lancaster, New York 14086

                                PROXY STATEMENT

                             DATED DECEMBER 8, 2003

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 15, 2004

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Radisson Hotel, 4243 Genesee Street, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 15, 2004 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

     This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 8, 2003.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 1, 2003 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on November 10, 2003, the Company had issued and outstanding 2,392,645 shares of Class A Common Stock and, 1,674,809 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the "Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the "Class B Directors").

     Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

     Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein, in favor of the appointment of independent auditors named therein, and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     Only holders of record of Common Stock at the close of business on December 1, 2003 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

     Under the Company's by-laws and the laws of the State of New York, directors of each class are elected by a majority of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of September 30, 2003, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common
Stock:

                                                    CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                            ------------------------------------   ------------------------------------
                                            NATURE AND AMOUNT                      NATURE AND AMOUNT
                                              OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                OWNERSHIP         AS ADJUSTED          OWNERSHIP
NAME AND ADDRESS (1)                             (2)(3)               (4)               (2)(3)         PERCENT OF CLASS
--------------------                        -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier*                             355,777              13.0%             345,894              20.5%
Frank B. Silvestro*                              288,937              10.8%             288,937              17.1%
Ronald L. Frank*                                 213,059               8.2%             209,544              12.4%
Gerald A. Strobel*                               208,578               8.0%             208,578              12.5%
Franklin Resources, Inc.                         290,000              12.1%                   0                 0
First Carolina Investors, Inc.                   425,000              17.7%                   0                 0
The Cameron Baird
Foundation                                       250,000              10.4%                   0                 0
E*Capital Corporation (4)                        163,700               6.8%                   0                 0

---------------

*  See Footnotes in next table

(1) The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Franklin Resources, Inc. is 901 Mariners Island Blvd.,6th Floor, San Mateo, California 94404. The address for The Cameron Baird Foundation is c/o Kavinoky & Cook, 120 Delaware Avenue, Buffalo, New York 14202. The address for First Carolina Investors, Inc. is 1130 East Third Street, Suite 400, Charlotte, North Carolina 28204. The address for E*Capital Corporation is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward
    W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014.

(2) Each named individual or corporation are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3) There are 2,392,395 shares of Class A Common Stock issued and outstanding and 1,674,809 shares of Class B Common Stock issued and outstanding as of September 30, 2003. The figures in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4) Includes 82,000 shares owned by Edward W. Wedbush.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of September 30, 2003, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

                                                          CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                                  ------------------------------------   ------------------------------------
                                                  NATURE AND AMOUNT                      NATURE AND AMOUNT
                                                    OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                      OWNERSHIP         AS ADJUSTED          OWNERSHIP
NAME (1)                                               (2)(3)               (4)               (2)(3)         PERCENT OF CLASS
--------                                          -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier (5)(13)                             355,777             13.0%              345,894             20.5%
Frank B. Silvestro (13)                                 288,937             10.8%              288,937             17.1%
Ronald L. Frank (6)(13)                                 213,059              8.2%              212,844             12.4%
Gerald A. Strobel (7)(13)                               208,578              8.0%              208,578             12.5%
Harvey J. Gross (8)                                      80,047              3.2%               80,047              4.7%
Gerard A. Gallagher, Jr.                                 61,641              2.5%               65,300              3.6%
Ross M. Cellino (9)                                      17,111                *                 1,050                *
Roger Gray (10)                                          10,795                *                 5,662                *
Timothy Butler                                              100                *                   -0-              -0-
Directors and Officers as a Group (11)(12) (10
  individuals)                                        1,254,662             34.8%            1,208,939             72.2%

---------------

 *  Less than 0.1%

 (1) The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

 (2) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

 (3) Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder. Moreover, the table gives effect to only 3,630 shares of Class A Common Stock of the total 33,390 shares of Class A Common Stock that may be issued pursuant to the Company's Incentive Stock Option Plan, which may be purchased within the next 60 days pursuant to vested options granted to one officer.

 (4) There are 2,392,395 shares of Class A Common Stock issued and outstanding and 1,674,809 shares of Class B Common Stock issued and outstanding as of September 30, 2003. The figure in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

 (5) Includes 525 shares of Class A Common Stock owned by Mr. Neumaier's spouse, as to which he disclaims beneficial ownership. Includes 5,525 shares of Class A Common Stock owned by Mr. Neumaier's Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Neumaier's adult children. Includes 3,833 shares of Class A Common Stock owned by a Partnership in which Mr. Neumaier is a general partner.

 (6) Includes 18,625 shares of Class B Common Stock owned by Mr. Frank's former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 2,515 shares of Class A Common Stock owned by Mr. Frank's individual retirement account.

 (7) Includes 1,008 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for his three children as to which he disclaims beneficial ownership.

 (8) Includes an aggregate of 21,047 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

 (9) Includes 10,396 shares of Class A Common Stock owned by Mr. Cellino's spouse, as to which shares he disclaims beneficial ownership, also includes 4,555 shares of Class A Common Stock owned by Mr. Cellino's Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(10) Includes 1200 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted on December 12, 1995 pursuant to the Company's Incentive Stock Option Plan.

(11) Does not include 68,107 shares (32,650 shares of Class A Common Stock and 35,457 shares of Class B Common Stock) owned by the Company's Defined Contribution Plan of which Messrs. Gerhard J. Neumaier, Frank, Silvestro and Strobel constitute four of the five trustees of the Plan.

(12) Includes 630 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on April 2, 1994 pursuant to the Company's Inventive Stock Option Plan; includes 600 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on December 2, 1994 pursuant to the Company's Incentive Stock Option Plan; includes 1,200 shares of Class A Common Stock which may be issued upon the exercise of stock options granted to one (1) officer on December 12, 1995 pursuant to the Company's Incentive Stock Option Plan.

(13) Subject to the terms of the Restrictive Agreement. See "Security Ownership of Certain Beneficial Owners-Restrictive Agreement".

RESTRICTIVE AGREEMENT

     Messrs. Gerhard J. Neumaier, Silvestro, Frank and Strobel entered into a Stockholders' Agreement in 1970 which governs the sale of an aggregate of 1,229,118 shares Class B Common Stock owned by them and the former spouse of one of the individuals and the children of the individuals. The agreement provides that prior to accepting a bona fide offer to purchase all or any part of their shares, each party must first allow the other members to the agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

                        INFORMATION CONCERNING NOMINEES

     The nominees proposed for election to the Board of Directors are all presently members of the Board.

     The Class A nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director.

     The following table sets forth the names, ages and positions of those persons nominated by the Board of Directors for election as Directors of the Company.

    NAME                            AGE                                 POSITION
    ----                            ---                                 --------
    Gerhard J. Neumaier              66       President and Director
    Frank B. Silvestro               66       Executive Vice President and Director
    Gerald A. Strobel                63       Executive Vice President of Technical Services and Director
    Ronald L. Frank                  65       Executive Vice President of Finance, Secretary, Treasurer
                                              and Director
    Gerard A. Gallagher, Jr.         72       Director
    Harvey J. Gross                  75       Director
    Ross M. Cellino                  71       Director
    Timothy Butler                   62       Director

     Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors.

     Mr. Neumaier is a founder of the Company and has served as the President and a Director since its inception in 1970. Mr. Neumaier has a B.M.E. in engineering and a M.A. in physics.

     Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and a M.A. in biophysics.

     Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

     Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

     Mr. Gallagher joined the Company in 1972. In March 1979, he became a Vice President of Special Projects and in February, 1986 he became a Director. Mr. Gallagher is in charge of quality assurance for hazardous substance projects. In August 1986, he became a Senior Vice-President of Special Projects. Mr. Gallagher retired as an employee and an officer of the Company in February 2001. At that time, he became a consultant to the Company. Mr. Gallagher has a B.S. in physics.

     Mr. Gross has been a Director of the Company since its inception in 1970. Mr. Gross is an independent insurance broker and a capital financing consultant.

     Mr. Cellino has been a Class A Director of the Company since its inception in 1970. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

     Mr. Butler was appointed as a Class A Director by the remaining members of the Board of Directors on September 5, 2003 to fill the vacancy left by the resignation of Brent Baird. Mr. Butler is a retired bank executive with 38 years of experience, most recently with Key Bank.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2003, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served.

     The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee. All decisions with respect to compensation of executive officers and nominations are made by the Board of Directors as a whole.

     The Audit Committee consists of Messrs. Thomas Butler, Ross M. Cellino (Chairman) and Harvey J. Gross, all non-employee, independent (as defined in the AMEX listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company's audit and financial reporting process. During fiscal year 2003, the Committee met two (2) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Audit Committee Charter is attached hereto as Appendix A.

     The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee met one (1) time during the fiscal year 2003. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company's retirement plans meet the compensation goals for the Company's employees as established by the Board of Directors.

                           COMPENSATION OF DIRECTORS

     With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director's fee of $26,478 per annum. The director's fee is paid quarterly. In February 2002, Mr. Gallagher retired as an officer and employee of the Company and entered into a part-time consulting agreement with the Company to assist with specific areas of business development. Mr. Gallagher is paid $5,000 per month for this effort which includes the above compensation as a Director of the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2001, 2002 and 2003 of those persons who were at July 31, 2003
(i) the chief executive officer and (ii) the four other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2003 in excess of $100,000. In this report, the five persons named in the table below are referred to as the "Named Executives".

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                                           -------------------------------------
                                        ANNUAL COMPENSATION                  STOCK
                                    ----------------------------           INCENTIVE                 LONG-TERM
             NAME AND               FISCAL               BONUS              OPTIONS    RESTRICTED   COMPENSATION     ALL
        PRINCIPAL POSITION           YEAR     SALARY      (1)      OTHER   (SHARES)     STOCK(3)      PAYOUTS      OTHER(2)
        ------------------          ------   --------   --------   -----   ---------   ----------   ------------   --------
Gerhard J. Neumaier                  2003    $260,053    32,500     -0-       -0-           -0-         -0-         15,207
President and Director               2002    $250,271    25,000     -0-       -0-           -0-         -0-         14,851
                                     2001    $247,051    25,000     -0-       -0-           -0-         -0-         14,049
Frank B. Silvestro                   2003    $236,968    32,500     -0-       -0-           -0-         -0-         13,973
Executive VP and Director            2002    $227,530    25,000     -0-       -0-           -0-         -0-         13,608
                                     2001    $224,934    25,000     -0-       -0-           -0-         -0-         12,901
Ronald L Frank                       2003    $236,968    32,500     -0-       -0-           -0-         -0-         13,973
Executive Vice President             2002    $227,530    25,000     -0-       -0-           -0-         -0-         13,570
of Finance, Secretary                2001    $224.934    25,000     -0-       -0-           -0-         -0-         12,901
Treasurer and Director
Gerald A. Strobel                    2003    $236,968    32,500     -0-       -0-           -0-         -0-         13,973
Executive Vice President             2002    $227,530    25,000     -0-       -0-           -0-         -0-         13,570
of Technical Services                2001    $224,924    25,000     -0-       -0-           -0-         -0-         12,901
and Director
Roger J. Gray(4)                     2003    $211,330    76,626     -0-       -0-           -0-         -0-         14,841
Senior Vice President                2002    $200,974       -0-     -0-       -0-        10,571         -0-         10,696
                                     2001    $180,650     6,000     -0-       -0-         4,000         -0-          9,671

---------------

(1) Amounts earned for bonus compensation determined by the Board of Directors.

(2) Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP accruals on behalf of each of the Named Executives.

(3) As of July 31, 2003, there were 2,763 shares of the Company's Class A common stock which was restricted stock issued pursuant to the Company's 1998 Stock Award Plan issued to Roger Gray having a value of $26,801.

(4) Beginning November 2001, Mr. Gray has been on a 30 month assignment in Saudi Arabia as Project Manager of the Company's work there. The Board of Directors have approved a special cost of living adjustment and completion bonus for Mr. Gray amounting to approximately 40% of base salary earned annually.

None of the Company's Executive Officers have Employment Agreements.

COMPENSATION PURSUANT TO PLANS

     DEFINED CONTRIBUTION PLAN. The Company maintains a Defined Contribution Plan ("the DC Plan") which is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under "Executive Compensation", are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant's points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

     SUPPLEMENTAL RETIREMENT PLAN. In April 1994, the Board of Directors of the Company, in response to changes in the tax code, voted to establish a Supplemental Executive Retirement Plan ("SERP") for purposes of providing retirement benefits to employees including officers of the Company whose retirement benefits under the DC Plan are reduced as a result of the $200,000 compensation limitation imposed by the tax code change. This plan is a non-qualified plan which provides benefits that would have been lost from the DC Plan due to the imposition of the compensation restriction.

STOCK AWARD PLAN

     Effective March 16, 1998, the Company adopted the Ecology and Environment, Inc. 1998 Stock Award Plan (the "Award Plan") under which key employees (including officers) of the Company or any or all of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award.

     The Board of Directors of the Company administers the plan and has authority to determine the employees to whom awards are to be granted, the number of shares covered by each award, whether or not the awards are subject to forfeiture or restriction on sale, resale or other disposition of the shares acquired under the award and any other understandings or conditions as to the award recipient's continued employment.

     The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The plan permitted grants of the award for a period of five (5) years from the date of adoption and expired on March 16, 2003. As of July 31, 2003, awards for 174,005 shares of Class A common stock have been granted. Only Mr. Gray of the named Executive Officers found in the Summary Compensation Table has been granted awards pursuant to the Award Plan.

SECTION 16 OF THE SECURITIES EXCHANGE ACT BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that during the preceding year its executive officers and directors have complied with all Section 16 filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a separate Compensation Committee. Compensation of the Company's Executive Officers is considered by the entire Board of Directors. As members of the Board of Directors Messrs. Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel participate in deliberations and discussions concerning their own compensation.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal year ending July 31, 2003 with the Company's Management and PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU sec.380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from PricewaterhouseCoopers LLP required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees)as may be modified or supplemented, and has discussed with PricewaterhouseCoopers LLP their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2003 for filing with the Securities and Exchange Commission.

     Audit Fees -- In fiscal years 2003 and 2002, the Company was billed $100,800 and $88,000 respectively by its independent auditor, PricewaterhouseCoopers LLP for the annual audit and quarterly reviews.

     Audit Related Fees -- No additional audit related services were provided by PricewaterhouseCoopers LLP during the last two fiscal years.

     Tax Fees -- No services were provided by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning during the last two fiscal years.

     All Other Fees -- The Company was billed $25,500 and $23,000 in fiscal years 2003 and 2002 respectively by PricewaterhouseCoopers LLP for other non-audit services primarily related to contract indirect rates and employee benefit plans.

     The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence. Upon recommendation of the Audit Committee, the Board of Directors has recommended PricewaterhouseCoopers LLP be retained as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending July 31, 2004.

                                      Respectfully Submitted,

                                      THE AUDIT COMMITTEE

                                      Harvey J. Gross
                                      Ross M. Cellino
                                      Timothy Butler

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors reviews executive officer compensation in an effort to provide levels of compensation that integrate such compensation with the Company's annual and long-term performance goals, award individual achievement and attract and retain qualified executives.

     Compensation for executive officers consists of salaries and bonuses. Salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the officer's performance and contributions to the performance of the Company, the officer's responsibilities, experience and any data available which describes the general industry trends, peer group practices, published survey data and salary structures of similar sized, profitable competitors.

     The Company has adopted and implemented a performance based compensation plan covering senior technical and management personnel. A year-end bonus pool is established, with bonuses then awarded. Bonuses are awarded to the Company's personnel, including executive officers, based on their individual performance goals and the performance of the Company as a whole.

     The performance bonus awarded to the Chief Executive Officer is derived by an annual award from the Company's overall performance bonus pool which relates to the Company's performance, long-term objectives, achievements and individual performance.

                                      Respectively Submitted,

                                      THE BOARD OF DIRECTORS

                                      Gerhard J. Neumaier
                                      Frank B. Silvestro
                                      Gerald A. Strobel
                                      Ronald L. Frank
                                      Gerard A. Gallagher, Jr.
                                      Harvey J. Gross
                                      Ross M. Cellino
                                      Timothy Butler

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     The following graph demonstrates the annual percentage change in the Company's cumulative total shareholder return on common stock against the total return of the companies listed on the American Stock Exchange (the "AMEX Market Index") and a peer group consisting of Arcadis NV NY Registered Shares, Jacobs Engineering Group, Tetra Tech, Inc., URS Corp., Michael Baker Corp., Versar, Inc. (Class A Stock) (collectively the "Peer Group").

                                  [LINE GRAPH]

                 COMPANY                               1998         1999        2000        2001        2002        2003
                 ----------------------------------------------------------------------------------------------------------
                  ECOLOGY & ENVIRONMENT A               100        63.89       61.86       83.90      112.50      108.68
                 ----------------------------------------------------------------------------------------------------------
                  PEER GROUP INDEX                      100       117.46      125.14      167.08      158.45      201.86
                 ----------------------------------------------------------------------------------------------------------
                  AMEX MARKET INDEX                     100       102.83      117.79      102.10      102.10      117.31

* Assumes $100 invested on August 1, 1998 and dividends reinvested through the fiscal year ending July 31, 2003.

            PROPOSAL 2 -- APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                 AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

     PricewaterhouseCoopers LLP, independent certified public accountants, is the auditor of the Company's records. The Board of Directors wishes to continue the services of this firm for the fiscal year ending July 31, 2004 and the shareholders' ratification of such appointment is requested.

     Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

          PROPOSAL 3 -- ADOPTION OF THE ECOLOGY AND ENVIRONMENT, INC.
                             2003 STOCK AWARD PLAN

     On October 16, 2003, the Board of Directors approved for submission to the Shareholders the Ecology and Environment, Inc. 2003 Stock Award Plan (the "2003 Plan") as set forth on Appendix B to this Proxy statement. The following is a summary of the material terms of the 2003 Plan and is qualified in all respects by the terms of the 2003 Plan. Please refer to Appendix B for more complete and detailed information with respect to the 2003 Plan.

     The 2003 Plan is designed to provide incentives which will attract and maintain highly competent persons and officers, key employees and non-employee directors of the Company. This will be accomplished by the Board of Directors awarding shares to the participants under the Plan. The Plan will be administered by a committee of at least three Directors selected by the Board of Directors (the "Committee"). Absent a change in the Company's capitalization, the total number of shares that may be awarded under the Plan will not exceed 200,000. The Committee is authorized to determine the employees, officers and non-employee directors to whom awards of shares as bonuses (the "Awards") may be made, the times at which such Awards are made, the number of shares awarded and any restrictions on the vesting of such shares. Shares will be awarded at their fair market value on the date of Award may be subject to restrictions as determined by the Committee and will be held in escrow by the Company until the restrictions to which they are subject shall lapse. Under the 2003 Plan any shares which are subject to Awards that are reacquired by the Company pursuant to the rights reserved by the Company on the issuance of such Awards are again available for reissuance. This provision could have the effect of increasing the number of shares remaining available for grant.

     For Federal income tax purposes, the recipient of an Award must recognize ordinary income equal to the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture and the Company will receive a deduction for the same amount at that time. The tax consequences described above are the general rules and are subject to change. Participants should consult their own tax advisors since a taxpayer's particular situation may be such that the rules described above may vary.

     No Awards have been granted under the 2003 Plan prior to the date of this Proxy Statement. Upon the approval of the Plan, the Company will award 45,892 shares to key employees as incentive compensation for the fiscal year ended July 31, 2003 as incentive compensation under the Company's Pay for Performance Plan. In addition, the Company will award 1,500 to Timothy Butler as compensation for serving as a Director for the unexpired term ending July 31, 2003. It is not possible to determine at this time what other benefits will be received by the key employees, officers and non-employee directors under the 2003 Plan because the granting of Awards is within the discretion of the Committee.

     The 2003 Plan became effective on October 16, 2003, subject to approval of the Shareholders. The Plan will terminate on October 15, 2008, unless a different termination date is fixed by the shareholders, but no such termination shall effect the prior rights under the Plan of the Company or of anyone to whom such shares have been transferred prior to termination.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                          FUTURE SHAREHOLDER PROPOSALS

     Proposals of shareholders for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 10, 2004. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Secretary,

Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 25, 2004 or the Company's management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company's proxy materials.

                                 OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

     It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter which may properly be presented for action at the meeting.

                                      By order of the Board of Directors,

                                      ECOLOGY AND ENVIRONMENT, INC.

                                      Ronald L. Frank
                                      Secretary

                                   APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                                       OF
                         ECOLOGY AND ENVIRONMENT, INC.

     This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of Ecology & Environment, Inc. (the "Company"). The adequacy of the Charter will be reviewed and assessed annually by the Audit Committee.

PURPOSE

     The Audit Committee has as its primary purpose oversight responsibility for
(a) the quality and integrity of the Company's financial reporting; (b) the compliance by the Company with legal and regulatory requirements; (c) adequacy of the Company's internal control systems and review of the performance, qualifications and independence of the Company's independent accountants.

AUTHORITY

     The Audit Committee has been duly established by the Board of Directors and is provided with appropriate resources and authority to discharge its responsibilities effectively. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting and other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage.

COMPOSITION

     The Audit Committee shall be composed of not less than three members of the Board of Directors each of whom (a) is an "independent director" as defined by
Section 121A of the American Stock Exchange (AMEX) Company Guide and (b) is able to read and understand financial statements. As required by Section 407 of the Sarbanes-Oxley Act of 2002 (the "Act"), at least one member of the Audit Committee must be a "financial expert" as defined in rules adopted by the Securities and Exchange Commission (SEC) to implement that requirement. Notwithstanding the above, each member of the Audit Committee shall meet the independence, experience and other applicable requirements relevant to Audit Committee members, as and when required, of AMEX, the Securities and Exchange Act of 1934 (the Exchange Act") and the rules and regulations of the SEC and other applicable regulatory authority.

     The members of the Audit Committee shall be appointed and replaced by the Board of Directors. The chair of the Committee shall be designated by the Board of Directors or, if it does not do so, the committee members shall elect a chairperson by vote of a majority of the full committee.

MEETINGS

     The Audit Committee shall meet or hold telephone meetings at least quarterly, with additional meetings as deemed appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or other advisor to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. The Audit Committee shall also meet privately without the presence of any management or the Company's auditors.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Company's shareholders related to accounting matters and reporting practices of the Company and to the quality and integrity of the financial statement of the Company.

     In carrying out these responsibilities, the Audit Committee shall perform the following functions:

      1. Appoint, compensate, retain and replace the Company's public accountants, subject to ratification with respect to retention at the next scheduled annual shareholder meeting. Evaluate at least annually the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to management and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002, Section 202 of that Act, the audit partner rotations requirement in Section 203 of that Act, the conflict of interest requirements in
         Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act. Review the fees of the independent public accountants in relation to services provided to the Company.

      2. Meet with the independent public accountants and management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Company's financial statements and related footnotes, the independent public accountants' report thereon, any significant changes required in the independent public accountant's audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted audited standards. The Audit Committee shall have the sole authority to approve the terms, including compensation, of all auditing services, and the terms of any non-auditing services which the independent public accountants or an affiliate are permitted to render under the Exchange Act, with pre-approval of such non-audit services subject to deminimis exception under the Exchange Act.

      3. Review with the independent public accountants and with management the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Company as required in Section 406 of the Sarbanes-Oxley Act of 2002.

      4. Review periodically with the independent public accountants the form of the Company's financial statements, including the Company's significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

      5. Provide the independent public accountants with the opportunity to meet at least annually with the members of the Audit Committee without representatives of management being present. Among the items to be discussed in these meetings are the independent public accountants' evaluation of management's financial and accounting personnel, and the cooperation, which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

      6. Review and discuss with management and the outside auditing firm the annual audited and quarterly financial statements of the Company, including: (a) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (c) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

      7. Review and discuss the adequacy of the Company's internal controls (with particular emphasis on the scope and performance of the internal audit function) and disclosure, and review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

      8. Review and discuss the Company's policies with respect to risk assessment and risk management.

      9. Establish policies for the hiring of employees and former employees of the outside auditing firm.

     10. Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

     11. Establish the procedures for handling complaints regarding improprieties in the Company's operations and investigate any improprieties or suspected improprieties in the Company's operations. In particular, the Audit

         Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Company, and will receive, retain, and consider confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

     12. Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

     13. Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Company.

LIMITATION OF THE COMMITTEE'S ROLE

     Notwithstanding the duties and responsibilities of the Audit Committee set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company's independent public accountants. Moreover, the designation of any member of the Committee as a "financial expert" does not: (i) impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on any member of the Committee not so designated; (ii) deem such person an "expert" for any purpose, including without limitation for purposes of the Securities Act of 1933; and (iii) affect the duties, obligations or liabilities of any member of the Audit Committee of the Board of Directors.

ADOPTED NOVEMBER 24, 2003

                                   APPENDIX B

                         ECOLOGY AND ENVIRONMENT, INC.

                             2003 STOCK AWARD PLAN

     1. Purpose: The Stock Award Plan (the "Plan") is intended to (a) provide incentives which will attract and retain highly competent persons as officers, and key employees of ECOLOGY AND ENVIRONMENT, INC. (the "Company") and its subsidiaries, and (b) provide a mechanism to compensate the Company's non-employee directors with stock in lieu of cash compensation, by providing them with Class A Common Stock of the Company which are treasury shares ("Common Stock") pursuant to awards ("Awards") described herein.

     2. Administration: The Board of Directors ("Board") of the Company shall supervise and administer the Plan. Any questions of interpretation of the Plan or of any Awards issued under it shall be determined by the Board and such determination shall be final and binding upon all persons. Any or all powers and discretions vested in the Board under the Plan (except the power to amend or terminate the Plan) may be exercised by a committee of at least three directors (the "Committee") authorized by the Board to do so. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

     3. Participants: Participants shall consist of such key employees (including officers) or (b) directors of the Company or any or all of its present or future subsidiaries as the Board, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

     4. Shares Reserved Under the Plan: There is hereby reserved for issuance as Awards under the Plan an aggregate of 200,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

     Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

     5. Awards:  Awards will consist of Common Stock transferred to Participants
(a) as a bonus for service rendered by employees (including officers) to the Company or (b) as payment of fee for services rendered by directors, without other payment therefor, based upon the fair market value of the Common Stock at the time of the Award. Certificates evidencing such shares shall be issued in the sole name of the Participant and held by the Company in Escrow until any restrictions to which they are subject shall lapse.

     6. Adjustment Provisions: If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, or similar transactions), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding Award shall be adjusted so that the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrences. Notwithstanding the above, if such adjustment results in the total number of shares reserved for issuance which is greater than the number of Class A Common Stock treasury shares then issued, the total number of shares reserved for issuance shall not exceed the then issued Class A Common Stock treasury shares.

     7. Nontransferability: Each Award granted under the Plan to a Participant shall not be transferable by him otherwise than by will or the laws of descent and distribution. In the event of the death of a Participant during employment or prior to the termination of any Award held by him hereunder, each Award theretofore granted to him shall be payable to the extent provided therein but not later than one year after this death (and not beyond the stated duration of the Award). Any such payment shall be made only:

          (a) To the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

          (b) To the extent, if any, that the deceased Participant was entitled at the date of his death.

     8. Other Provisions: Any Award under the Plan may also be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines appropriate, including without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase shares acquired under any Award, provisions to comply with federal and state securities or tax laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

     9. Tenure: A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, director, employee or otherwise, shall not be enlarged or otherwise affected by his designation as a Participant under the Plan.

     10. Duration, Amendment, and Termination: No Award shall be granted more than five (5) years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, or under any future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any benefit previously or thereafter granted to him under any future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent.

ADOPTED BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC. EFFECTIVE OCTOBER 16, 2003.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 PLEASANT VIEW DRIVE
                            LANCASTER, NEW YORK 14086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the "Company") held of record by either of the undersigned on December 1, 2003 at the Annual Meeting of Shareholders to be held on January 15, 2004, or any adjournments thereof.

                                      -
1.  ELECTION OF CLASS A DIRECTORS    |_| FOR all nominees listed
                                         below (except as marked
                                         to the contrary below)
                                      -
                                     |_| WITHHOLD AUTHORITY to
                                         vote for all nominees
                                         listed below.

Ross M. Cellino         Thomas Butler

(INSTRUCTION:  To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2.  The appointment of PricewaterhouseCoopers LLP as independent accountants.
                             -                -                  -
                        FOR |_|      AGAINST |_|        ABSTAIN |_|

3.  The adoption of the Ecology and Environment, Inc. 2003 Stock
Award Plan.
                             -                -                  -
                        FOR |_|      AGAINST |_|        ABSTAIN |_|

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

4. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                , 20
                                              ----------------    ---


                                        ---------------------------
                                                 Signature

                                        ----------------------------
                                        Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 PLEASANT VIEW DRIVE
                            LANCASTER, NEW YORK 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 15, 2004, or any adjournments thereof.

* AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January 14, 2004. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant's account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                            O FOLD AND DETACH HERE O

                                      -
1.  ELECTION OF CLASS A DIRECTORS    |_| FOR all nominees listed
                                         to the right (except as
                                         marked to the contrary)
                                      -
                                     |_| WITHHOLD AUTHORITY to vote
                                         for all nominees listed
                                         to the right.

Nominees:          Ross M. Cellino
                   Thomas Butler

(INSTRUCTION: To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2.  The appointment of PricewaterhouseCoopers LLP as independent accountants.
                       -                -                  -
                  FOR |_|      AGAINST |_|        ABSTAIN |_|

3.  The adoption of the Ecology and Environment, Inc. 2003 Stock
Award Plan.
                       -                -                  -
                  FOR |_|      AGAINST |_|        ABSTAIN |_|

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

4. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

                                            Dated:                , 20
                                                   ---------------    ----

                                            ---------------------------
                                                     Signature

                                            ----------------------------
                                            Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 PLEASANT VIEW DRIVE
                            LANCASTER, NEW YORK 14086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 1, 2003, at the Annual Meeting of Shareholders to be held on January 15, 2004, or any adjournments thereof.

                                      -
1.  ELECTION OF CLASS B DIRECTORS    |_| FOR all nominees listed
                                         below (except as marked
                                         to the contrary below)
                                      -
                                     |_| WITHHOLD AUTHORITY to vote
                                         for all nominees listed below.

Gerhard J. Neumaier   Frank B. Silvestro        Gerald A. Strobel
Ronald L. Frank       Gerard A. Gallagher, Jr.  Harvey J. Gross


(INSTRUCTION:  To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
2.  The appointment of PricewaterhouseCoopers LLP as independent accountants.
                       -                     -                   -
                  FOR |_|           AGAINST |_|         ABSTAIN |_|

3.  The adoption of the Ecology and Environment, Inc. 2003 Stock
Award Plan.
                       -                     -                   -
                  FOR |_|           AGAINST |_|         ABSTAIN |_|

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

4. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                , 20
                                               ---------------    ---

                                        ----------------------------
                                                  Signature

                                        ----------------------------
                                         Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.